UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)            October 29, 2003

Transcat, Inc.

(Exact name of registrant as specified in charter)

Ohio	000-03905	16-0874418

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 Vantage Point Drive, Rochester, New York	14624

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code            585-352-7777

(Former name or former address, if changed since last report)

Item 5. Other Events.

     On October 29, 2003, Transcat, Inc. issued a press release announcing Carl E. Sassano’s election as Chairman of the Board and Cornelius J. Murphy’s election as Lead Director. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c)	Exhibit 99.1 – Transcat, Inc. Press Release dated October 29, 2003

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSCAT, INC.

Dated: October 31, 2003	By:	/s/ Charles P. Hadeed Charles P. Hadeed Vice President - Finance

INDEX TO EXHIBITS

(99)	Additional Exhibits

Exhibit 99.1 Transcat, Inc. Press Release dated October 29, 2003